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 TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
                              READY FOR DELIVERY


                                METTLER TOLEDO

NUMBER                                                                   SHARES

TM

                      METTLER-TOLEDO INTERNATIONAL INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

   THIS CERTIFICATE IS TRANSFERABLE IN RIDGEFIELD PARK, NJ AND NEW YORK, NY

  COMMON STOCK                                                  COMMON STOCK
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                              CUSIP 592688 10 5

  This certifies that






  is the owner of


         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

METTLER-TOLEDO INTERNATIONAL INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED
    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                        TRANSFER AGENT                             PRESIDENT
                         AND REGISTRAR
BY
                      AUTHORIZED SIGNATURE                         TREASURER

                      METTLER-TOLEDO INTERNATIONAL INC.
                                  CORPORATE

                                     SEAL
                                     1993
                                   DELAWARE


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AMERICAN BANKNOTE COMPANY       PRODUCTION COORDINATOR SUE McNAMEE 215 830 2156
   680 BLAIR MILL ROAD                      PROOF OF NOVEMBER 4, 1997
    HORSHAM, PA 19044                            METTLER-TOLEDO
      215-657-3480                                  H 52793fc
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SALES PERSON   W. TALBERT- 212-557-9100          Opr.      hj/eg/lr      rev 2
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/home/jim/inprogress/home13/METTLER52793             /net/banknote/home13/m
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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common         UNIF GIFT MIN ACT -- _____Custodian_____
TEN ENT -- as tenants by the entireties                      (Cust)      (Minor)
JT TEN  -- as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants         Act _______________________
           in common                                         (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ____________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
      INDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------

--------------------------------------------------------------------------------
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
                                 OF ASSIGNEE)
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------------------------------------------------------------------------- shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________



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         NOTICE: The signature to this assigment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Saving Association participating in a Medallion program approved by the Securities Transfer Association, Inc.



SIGNATURE(S) GUARANTEED: ____________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
                         IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



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AMERICAN BANKNOTE COMPANY       PRODUCTION COORDINATOR SUE McNAMEE 251 830 2156
   680 BLAIR MILL ROAD                     PROOF OF SEPTEMBER 22, 1997
    HORSHAM, PA 19044                            METTLER-TOLEDO
      215-657-3480                                  H 52793bk
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SALES PERSON   W. TALBERT- 212-557-9100          Opr.         hj          NEW
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/home/jim/inprogress/home13/METTLER52793             /net/banknote/home13/M
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